UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2004

SUNLINK HEALTH SYSTEMS, INC.

(Exact Name Of Registrant As Specified In Charter)

Ohio	1-12607	31-0621189
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Circle 75 Parkway, Suite 1120, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 933-7000

(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A-2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

a. On October 21, 2004, the Audit Committee of the Board of Directors of SunLink Health Systems, Inc. (the “Registrant” or the “Company”) dismissed Deloitte & Touche, LLP (“D&T”) as its independent registered public accounting firm.

D&T’s report on the Registrant’s consolidated financial statements for the fiscal years ended June 30, 2004 and 2003 contained no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2004 and 2003 and through October 21, 2004, there were no disagreements between the Registrant and D&T on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

In connection with the audit of the fiscal years ended June 30, 2004 and 2003 and through October 21, 2004, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934).

The Company has requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated October 26, 2004, is filed as Exhibit 16.1 to this Form 8-K.

b. On October 21, 2004, the Audit Committee of the Board of Directors of the Registrant on behalf of the Company engaged Cherry, Bekaert & Holland, L.L.P. (“CBH”) as its independent registered public accounting firm for the fiscal year ending June 30, 2005.

During the years ended June 30, 2004 and 2003 and the subsequent unaudited interim period through the date hereof, neither the Registrant nor any of its representatives consulted with CBH regarding (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements, which advice was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a disagreement with D&T or a reportable event as described above.

The Company requested CBH to review the disclosures herein which were required by Item 304(a) of Regulation S-K prior to the filing of this report and provided CBH with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of views or disagreements with the statements. CBH did not issue any such letter.

Item 9.01. Financial Statements and Exhibits.

a. Not applicable.

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b. Not applicable.

c. Exhibits. The following exhibit is filed with this report:

Exhibit 16.1 – Letter of Deloitte & Touche LLP dated October 26, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

By:	/s/ Mark J. Stockslager
Name:	Mark J. Stockslager
Title:	Principal Accounting Officer

Dated: October 26, 2004

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
16.1	Letter of Deloitte & Touche LLP dated October 26, 2004

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